                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 5, 1999
                                                        ----------------

                             Lanier Worldwide, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      1-15139             59-2606737
---------------------------------    -----------------    ---------------------
  (State or other jurisdiction          (Commission           (IRS Employer
       of incorporation)                File Number)       Identification No.)


        2300 Parklake Drive, Atlanta, Georgia                      30345
        -----------------------------------------------------------------------
        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (770) 496-9500
                                                   --------------
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Item 5.  Other Events

         On November 5, 1999 (the "Distribution Date"), Harris Corporation, a Delaware corporation ("Harris"), and the sole stockholder of Lanier Worldwide, Inc., a Delaware corporation (the "Registrant"), distributed 79,068,788 shares of common stock, par value $.01 per share ("Common Stock") of the Registrant to the stockholders of record of Harris's common stock as of November 1, 1999 (the "Distribution"), which shares constituted approximately 90% of the Registrant's issued and outstanding shares of Common Stock as of such date, and retained 8,785,420 shares of Common Stock, which shares constituted approximately 10% of the Registrant's issued and outstanding shares of Common Stock as of such date. The Distribution was made pursuant to the terms of an Agreement and Plan of Distribution dated as of October 22, 1999, between Harris and the Registrant (the "Distribution Agreement"). As a result of the Distribution, the Registrant is no longer wholly owned by Harris and is now an independent public company.

         The Distribution is more fully described in the Registrant's Registration Statement on Form 10 that was declared effective by the Securities and Exchange Commission on October 22, 1999 (File No. 1-15139), under the Securities Exchange Act of 1934, as amended.

         The foregoing description is qualified in its entirety by reference to the complete text of the Distribution Agreement, a copy of which is filed as
Exhibit 2.1 to this current report on Form 8-K and is incorporated by reference herein in its entirety.

         A copy of the news release, dated November 8, 1999 (the "News Release"), relating to the Distribution is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

         The News Release contains, among other things, certain forward-looking statements regarding the Registrant. Such forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause the Registrant's actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions in the markets in which the Registrant operates;
(2) economic developments that have a particularly adverse effect on one or more of the markets served by the Registrant; (3) the ability of the Registrant's management to execute its internal operating plans; (4) stability of key markets for office products and document management solutions; (5) fluctuation in foreign currency exchange rates and the effectiveness of the Registrant's currency hedging program; and (6) worldwide demand and product and service pricing for office products and document management solutions. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the Registrant's Registration Statement on Form 10 (File No. 1-15139) and may be included in subsequent reports filed by the Registrant with the Securities and Exchange Commission.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  2.1      Agreement and Plan of Distribution, dated October
                           22, 1999, by and between the Registrant and Harris
                           Corporation.

                  3.1 Amended and Restated Certificate of Incorporation of the Registrant.

                  3.2      Amended and Restated Bylaws of the Registrant.

                  4.1      Stockholder Protection Rights Agreement, dated
                           November 5, 1999, between the Registrant and
                           ChaseMellon Shareholder Services, LLC.

                  10.1     Tax Disaffiliation Agreement, dated November 5,
                           1999, between the Registrant and Harris Corporation.

                  10.2     Employee Benefits and Compensation Allocation
                           Agreement, dated November 5, 1999, between the
                           Registrant and Harris Corporation.

                  10.3     Registration Rights Agreement, dated November 5,
                           1999, between the Registrant and Harris Corporation.

                  10.4     Intellectual Property License Agreement, dated
                           November 5, 1999, between the Registrant and Harris
                           Corporation.

                  10.5     Transition Services Agreement, dated November 5,
                           1999, between the Registrant and Harris Corporation.

                  10.6 364 Day Credit Agreement, dated October 20, 1999, among the Registrant, the Subsidiary Borrowers party thereto, the Lenders party thereto, ABN AMRO Bank
                           N.V., as Administrative Agent, SunTrust Bank,
                           Atlanta, as Syndication Agent, and Wachovia Bank
                           N.A., as Documentation Agent (incorporated by reference to Exhibit 10.2C to the Registrant's
                           Registration Statement on Form 10 (File No.
                           1-15139)).

                  10.7 5-Year Credit Agreement, dated October 20, 1999, among the Registrant, the Subsidiary Borrowers party thereto, the Lenders party thereto, ABN AMRO Bank
                           N.V., as Administrative Agent, SunTrust Bank,
                           Atlanta, as Syndication Agent, and Wachovia Bank
                           N.A., as Documentation Agent (incorporated by reference to Exhibit 10.2B to the Registrant's
                           Registration Statement on Form 10 (File No.
                           1-15139)).

                  99.1 Text of News Release Relating to the Distribution dated November 8, 1999.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LANIER WORLDWIDE, INC.
                                        (Registrant)



Date: November 12, 1999                 By: /s/ J. MICHAEL KELLY
                                           ------------------------------------
                                           J. Michael Kelly
                                           Vice President, General Counsel and
                                           Secretary